UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 26, 2025
(Date of earliest event reported)

ANAPTYSBIO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210,
San Diego, CA 92121
(Address of Principal Executive Offices, and Zip Code)

(858) 362-6295
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On November 20, 2025, as previously announced, AnaptysBio, Inc. (“AnaptysBio”) filed a Verified Complaint (the “AnaptysBio Complaint”) in Delaware Chancery Court, requesting a court declaration that TESARO, Inc. (“Tesaro”) has materially breached the parties’ Collaboration and Exclusive License Agreement (“Collaboration Agreement”) and that GlaxoSmithKline (“GSK”), Tesaro’s corporate parent, has tortiously interfered with the Collaboration Agreement. AnaptysBio has requested that the court declare that AnaptysBio is entitled to all rights and remedies under the Collaboration Agreement. On November 26, 2025, the AnaptysBio Complaint was publicly filed.

A copy of the publicly filed version of the AnaptysBio Complaint is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary above is qualified in its entirety by reference to the full text of the AnaptysBio Complaint. Also on November 26, 2025, Tesaro and GSK publicly filed their complaint against AnaptysBio claiming that AnaptysBio has breached the Collaboration Agreement (captioned as Tesaro, Inc. and Tesaro Development, Ltd. v. AnaptysBio, Inc., C.A. No. 2025-1357-KSJM (Del. Ch.)).

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Complaint filed by AnaptysBio, Inc. against TESARO, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AnaptysBio, Inc.
Date: November 26, 2025	By:	/s/ Eric Loumeau
Name: Eric Loumeau
Title: Chief Legal Officer